                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                                                     JULY 2, 1998
                                                                  -------------

DATE OF EARLIEST EVENT REPORTED                                   JUNE 22, 1998
                                                                  -------------



                          CHESAPEAKE ENERGY CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



           OKLAHOMA                   1-13726                    73-1395733
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)              Identification No.)



       6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA          73118
-------------------------------------------------------------------------------
           (Address of principal executive offices)                (Zip Code)

                                 (405) 848-8000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

     On June 22, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce the declaration of quarterly cash dividends on the company's common stock and its 7% convertible preferred stock. The June 22, 1998 press release is filed herewith as Exhibit 99 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on June 22, 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  CHESAPEAKE ENERGY CORPORATION



                                                  BY:  /S/  MARCUS C. ROWLAND
                                                       ----------------------
                                                             Marcus C. Rowland,
                                                      Senior Vice President and
                                                        Chief Financial Officer

Dated: July 2, 1998

                                 EXHIBIT INDEX



EXHIBIT           DESCRIPTION
-----------------------------

99                Press Release issued by the Registrant on June 22, 1998.